UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2018

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive

Highland Heights, Kentucky 41076-9753

(Address of principal executive offices, including zip code)

(859) 572-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on December 3, 2017, General Cable Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), among the Company, Prysmian S.p.A., a company organized under the laws of the Republic of Italy (“Parent”), and Alisea Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), providing for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. On February 16, 2018, the Company held a special meeting of its common stockholders to vote on proposals identified in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 16, 2018. The proposal to adopt the Merger Agreement received the affirmative vote of approximately 75.34% of the holders of the shares of common stock entitled to vote on this proposal, representing approximately 99% of the total votes cast.

The annual meeting of stockholders for the fiscal year ending December 31, 2017 (the “2018 Annual Meeting”) would otherwise be held on or about May 18, 2018. However, because Parent and the Company expect the Merger to be completed by the third quarter of 2018, the Company does not currently expect to hold the 2018 Annual Meeting if the Merger is completed. If the Merger is not completed, a postponed 2018 Annual Meeting would be held (and the meeting date, record and related dates for stockholders and proxy access proposals announced) later in 2018.

Consummation of the Merger is subject to the satisfaction or waiver of specified closing conditions, including, without limitation, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), and a thirty-day period beginning on the date the Company provides written notice to the United States Department of Justice (“DOJ”) of the Merger in accordance with the Non-Prosecution Agreement, dated as of December 22, 2016, between the Company and the DOJ (the “DOJ Agreement”), will have expired and the DOJ Agreement will remain in full force and effect.

The applicable waiting period under the HSR Act expired at 11:59 p.m. on March 7, 2018.

The Company provided written notice to the DOJ of the Merger in accordance with the DOJ Agreement on December 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

March 9, 2018	By:	/s/ EMERSON C. MOSER
Emerson C. Moser
Senior Vice President, General Counsel and Corporate Secretary